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                                                                  Exhibit 10.8.1


                                AMENDMENT TO THE
                         MERISTAR HOTELS & RESORTS, INC.
                     NON-EMPLOYEE DIRECTORS' INCENTIVE PLAN

Pursuant to the approval by the Board of Directors of MeriStar Hotels & Resorts, Inc. (the "Company") and the Company's shareholders at the Company's 2001 Annual Meeting, the MeriStar Hotels & Resorts, Inc. Non-Employee Directors' Incentive Plan (the "Plan") is amended, effective June 14, 2001, as follows:

     The reference to "125,000" in Section 6.2 of the Plan is hereby deleted and replaced by "500,000".

IN WITNESS WHEREOF, MeriStar Hotels & Resorts, Inc. has caused this amendment to the Plan to be duly executed in its corporate name this 14th day of June, 2001.


                                               MERISTAR HOTELS & RESORTS, INC.



                                               /s/ Christopher L. Bennett
                                               ---------------------------------
                                               Christopher L. Bennett
                                               VP, Legal and Secretary